                                SCHEDULE 14A

                     Information Required in Proxy Statement


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   Metro-Tel Corp.
                 ---------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                   Metro-Tel Corp.
                      ------------------------------------
                     (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)

[ ]  $500  per each party to the controversy pursuant to Exchange Act Rule 14a-
      6(i)(3)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      (1)   Title of each class of securities to which transaction applies:

            ------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------------


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

           -------------------------------------------------------------------

     (4)   Proposed maximum aggregate value of transaction:

           -------------------------------------------------------------------

[  ]  Check  box  if  any  part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            ------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            ------------------------------------------------------------------

      (3)   Filing Party:

            ------------------------------------------------------------------

      (4)   Date Filed:

            ------------------------------------------------------------------







                                 METRO-TEL CORP.
                               500 NORTH BROADWAY
                             JERICHO, NEW YORK 11753


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 28, 1995


                                                               Jericho, New York
                                                                October 27, 1995
To the Stockholders of
Metro-Tel Corp.:

      NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Stockholders of METRO-TEL CORP., a Delaware corporation (the "Company"), will be held on Tuesday, November 28, 1995, at 10:30 A.M., New York City time, at the offices of Parker Chapin Flattau & Klimpl, LLP, Eighteenth Floor, 1211 Avenue of the Americas (between 47th and 48th Streets), New York, New York, for the purpose of considering and acting upon the following matters:

      (1) The election of four (4) directors to serve until the next annual meeting of stockholders and until the election and qualification of their respective successors; and

      (2) The transaction of such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on October 20, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. A list of such stockholders will be open for examination by any stockholder for any purpose germaine to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the offices of the Company, 500 North Broadway, Jericho, New York.

                                    By Order of the Board of Directors,

                                          Lloyd Frank,
                                            Secretary

THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                                METRO-TEL CORP.
                               500 NORTH BROADWAY
                            JERICHO, NEW YORK  11753

                                ________________

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 28, 1995
                                ________________


      This Proxy Statement, to be mailed to stockholders on or about October 27, 1995, is furnished in connection with the solicitation by the Board of Directors of Metro-Tel Corp., a Delaware corporation (the "Company"), of proxies in the accompanying form (the "Proxy" or "Proxies") for use at the 1995 Annual Meeting of Stockholders of the Company (the "Meeting") to be held on November 28, 1995, and at any adjournments or postponements thereof. The Meeting will be held at the place and time stated in the notice attached hereto.

      All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as directors. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by notice in writing to Lloyd Frank, Esq., Secretary of the Company, 500 North Broadway, Suite 240, Jericho, New York 11753, by submitting a later dated proxy or by voting in person at the Meeting.

      Only holders of record of the Company's Common Stock (the "Common Stock") as of the close of business on October 20, 1995 are entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof for which a new record date is not fixed. As of the close of business on such date, there were issued and outstanding 2,004,046 shares of Common Stock, the holders of which are entitled to one vote for each share held upon each matter to be acted upon at the Meeting.

      The presence, in person or by proxy, of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. A plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon will be required for the election of directors. Proxies submitted which contain abstentions and broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. Shares abstaining with respect to any matter will be considered as votes represented, entitled to vote and cast with respect to that matter. Shares subject to broker non-votes with respect to any matter are not considered shares entitled to vote with respect to that matter (and, consequently, will have no effect on the voting for the election of directors).

                         OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth information, as at September 30, 1995, with respect to the shares of Common Stock which are beneficially owned by (i) any person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act")), who is known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (ii) the executive officer of the Company named in the Summary Compensation Table under the caption "Executive Compensation", below,
(iii) each director and nominee to serve as a director of the Company and (iv) all executive officers and directors of the Company as a group:

                                                Amount and
                                                Nature of
                                                Beneficial        Percent
   Beneficial Owner                             Ownership (1)     of Class (2)

   Venerando J. Indelicato                      269,150 (3)        12.7%
   46 Locust Street
   Garden City, N.Y. 11530

   Madeline Indelicato                          136,219 (4)         6.8%
   46 Locust Street
   Garden City, N.Y. 11530

   Norma Beidler                                184,246 (5)         9.1%
   R.D. 1
   Accord, N.Y. 12404

   Barry Traub                                  118,492 (6)         5.9%
   243 Vallejo Street
   San Francisco, CA 94111

   Michael Michaelson                           118,400 (7)(8)      5.8%
   135 East 71st Street
   New York, N.Y. 10021

   Michael Epstein                                5,000 (9)            *

   Lloyd Frank                                   32,625 (7)(10)     1.6%

   Executive officers and                       425,175 (11)       19.5%
   directors as a group
   (4 persons)

____________________
(1) Except as noted in the following footnotes, all beneficially owned shares are owned with sole voting and investment power.











(2)   Asterisk indicates less than one percent.

(3) Includes 432 shares owned jointly with his wife, Madeline Indelicato, and 110,000 shares which are not outstanding but which are subject to issuance upon exercise of presently exercisable options granted to Mr. Indelicato under Company employee stock option plans. Excludes all shares owned beneficially by Mrs. Indelicato referred to below in this table (except the aforementioned 432 shares), as to which Mr. Indelicato disclaims beneficial ownership.

(4) Includes 432 shares owned jointly with her husband, Venerando J. Indelicato. Excludes all shares owned beneficially by Mr. Indelicato referred to above in this table (except the aforementioned 432 shares), as to which Mrs. Indelicato disclaims beneficial ownership.

(5) Represents: (a) 58,083 shares owned individually by Norma Beidler; (b) 96,163 shares owned by the Estate of Sheppard Beidler (Sheppard Beidler served as a director of the Company from 1963 until his death in May
      1995); (c) 20,000 and 10,000 shares which are not outstanding but which are subject to issuance upon exercise of presently exercisable options granted pursuant to stock option contracts between the Company and Mr. Beidler and pursuant to the Company's 1994 Non-Employee Director Stock Option Plan, respectively. Mrs. Beidler is co-executor, along with her son David J. Beidler, of the Estate of Sheppard Beidler. Accordingly, both Norma Beidler and David J. Biedler may be deemed to share voting and dispositive power and to be the beneficial owners of the shares and options owned by the Estate of Sheppard Beidler. David J. Beidler's address is 160 Columbia Heights, Brooklyn, NY 11201.

(6) Includes 100,000 shares owned by a partnership in which Mr. Traub is the sole general partner.

(7) Includes 20,000 shares which are not outstanding but which are subject to issuance upon exercise of presently exercisable options granted pursuant to stock option contracts between the Company and such non-employee direc-tor which were approved by stockholders and 10,000 shares which are not outstanding but which are subject to issuance upon exercise of presently exercisable options granted pursuant to the Company's 1994 Non-Employee Director Stock Option Plan.

(8) Excludes 41,364 shares owned by Mr. Michaelson's wife, as to which Mr. Michaelson disclaims beneficial ownership.

(9) Represents the portion of options granted pursuant to the Company's 1984 and 1994 Non-Employee Director Stock Option Plans which are exercisable within 60 days after September 30, 1995.










(10) Excludes 21,494 shares owned by Mr. Frank's wife, as to which Mr. Frank disclaims beneficial ownership.

(11) Includes 175,000 shares which are not outstanding but which are subject to issuance upon exercise of the portion of options which are presently exercisable or exercisable within 60 days after September 30, 1995. Excludes 198,645 shares (9.9% of the Company's outstanding Common Stock) owned by spouses of the Company's executive officer and directors, as to which such executive officers and directors disclaim beneficial ownership.


                              ELECTION OF DIRECTORS

   Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Messrs. Michael Epstein, Lloyd Frank, Venerando J. Indelicato and Michael Michaelson (said persons being hereinafter referred to as the "nominees") as directors upon their nomination at the Meeting, such directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. Each of the nominees is a member of the current Board of Directors and was elected by stockholders at the Company's 1994 Annual Meeting of Stockholders.

   In the event that any of the nominees should become unavailable to serve as a director for any reason, the holders of the Proxies have discretionary authority to vote for one or more alternate nominees who may be designated by the Board of Directors. The Company believes that all of the nominees are available to serve as directors.

BACKGROUND OF NOMINEES

   Michael Epstein, 57, has been an independent investor since December 1993. For more than five years prior thereto, Mr. Epstein was an investment banker with the investment banking firm of Allen & Company Incorporated. Mr. Epstein served as a director of the Company from August 1990 until September 1991 and has continuously served as a director of the Company since January 1, 1994.

   Lloyd Frank, 70, has been a member of the law firm of Parker Chapin Flattau & Klimpl, LLP for more than the past five years. Mr. Frank has been a director of the Company since 1977. The Company retained Parker Chapin Flattau & Klimpl, LLP during the Company's last fiscal year and is retaining that firm during the Company's current fiscal year. Mr. Frank is also a director of Park Electrochemical Corp.

   Venerando J. Indelicato, 62, has been President and Treasurer of the Company for more than the past five years. Mr. Indelicato has been a director of the Company since 1966.













   Michael  Michaelson,  72,  has  been  an independent publishing and marketing
consultant  for  more  than  the  past  five  years.   Mr. Michaelson has been a
director of the Company since 1978.

MEETINGS OF THE BOARD OF DIRECTORS

   During the Company's fiscal year ended June 30, 1995, its Board of Directors held five meetings. Each incumbent director attended at least 75% of the meetings of the Board of Directors and the committees on which he served which were held that fiscal year, except for Mr. Frank who, by virtue of not attending one meeting of each of the Board and a committee held on the same day, attended 71% of such meetings.

   The Board of Directors has standing Audit and Compensation Committees. The Board does not have a standing Nominating Committee.

   The Board's Audit Committee, whose members are Messrs. Michael Epstein, Lloyd Frank and Michael Michaelson, is authorized to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, matters of concern to the independent auditors resulting from the audit, and the results of the independent auditors' review of internal accounting controls. This committee is also authorized to nominate independent auditors, subject to approval by the Board of Directors. The Audit Committee held one meeting during the year ended June 30, 1995.

   The members of the Compensation Committee are Messrs. Michael Epstein, Lloyd Frank and Michael Michaelson. This committee approves salaries of all employees of the Company in excess of $50,000 per annum and bonuses to persons whose annual compensation (including bonuses) would exceed $50,000 per annum, administers (including granting options under) the Company's employee stock option plan, approves changes in retirement plans and reviews the Company's other employee benefit arrangements. The Compensation Committee held one meeting during the year ended June 30, 1995.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

   The following table sets forth information concerning the compensation of the Company's chief executive officer, the only executive officer of the Company, for services in all capacities to the Company during the Company's 1995, 1994 and 1993 fiscal years:









                                                Long-Term
                        Annual Compensation     Compensation
  Name and                                                    All Other
Principal Position       Year       Salary      Options(#)    Compensation (1)

Venerando J. Indelicato  1995      $166,000         --        $9,000
 President and Chief     1994       161,200      50,000        9,657
 Executive Officer       1993       155,000         --        12,400

______________________

(1) " All Other Compensation " for fiscal 1995 includes (i) $6,000, representing the Company's contribution allocated to Mr. Indelicato under the Company's Profit Sharing Plan in fiscal 1995 and (ii) $3,000, which was the Company's matching contribution to Mr. Indelicato's deferred compensation under the Company's Profit Sharing Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

OPTION GRANTS IN LAST FISCAL YEAR

   No options were granted to Venerando J. Indelicato during the fiscal year ended June 30, 1995.

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUES

   No options were exercised by Venerando J. Indelicato during the fiscal year ended June 30, 1995. The following table contains information concerning the number and value, at June 30, 1995, of unexercised options held by Mr.
Indelicato:

                                                      Value of
                              Number of               Unexercised
                              Unexercised             In-the-Money
                              Options Held at         Options Held at
                              Fiscal Year-End         Fiscal Year-End
                              (Exercisable/           (Exercisable/
Name                          Unexercisable)          Unexercisable)(1)

Venerando J. Indelicato       110,000/0               $0/$0

___________________

(1) Market value of underlying securities (the mean between the low bid and high asked quotations on The Nasdaq Stock Market) at fiscal year-end, minus the exercise price.













STANDARD REMUNERATION OF DIRECTORS

   Each non-employee director receives a fee of $5,000 per annum. Directors are also reimbursed for out-of-pocket expenses incurred in connection with per-forming their duties. Pursuant to the Company's 1984 Non-Employee Director Stock Option Plan, each non-employee director of the Company serving on August 24, 1994 was granted an option to purchase 10,000 shares of the Company's Common Stock and each person who subsequently becomes a non-employee director will also be granted an option to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to 100% of the fair market value of the Company's Common Stock on the date of grant.

COMPENSATION ARRANGEMENT

   The Company is a party to an Employment Agreement with Mr. Indelicato pursuant to which, among other things, Mr. Indelicato serves as Chief Executive Officer of the Company. The Employment Agreement, as amended, provides for a five-year term of employment, presently ending on June 30, 2000, with automatic one-year extensions on each June 30 during the term unless either party gives notice of termination prior to June 30. In the event that notice of termination is given, the Employment Agreement will terminate five years after the June 30 following the giving of such notice. No such notice of termination has been provided or is contemplated. Mr. Indelicato's salary is subject to increase at the discretion of the Board of Directors and the Board, in its discretion, may also grant bonuses to Mr. Indelicato. On June 15, 1995, the Compensation Committee increased Mr. Indelicato's salary from $166,000 to $172,640 per year effective July 1, 1995.


                                 MISCELLANEOUS

AUDITORS

   Grant Thornton has served as the Company's auditors for each of the ten years ended June 30, 1995. The 1995 Annual Report of the Company, including financial statements and report thereon of Grant Thornton, accompanies this Proxy Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement. It is anticipated that Grant Thornton will act as auditors for the Company during the year ending June 30, 1996. Representatives of Grant Thornton are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions addressed by stockholders.

STOCKHOLDER PROPOSALS

   From time to time stockholders may present proposals for consideration at a meeting of stockholders which may be proper subjects for inclusion in the Com-pany's proxy statement and form of proxy relating to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form
of  proxy  relating  to  the   Company's 1996  Annual  Meeting  of  Stockholders










must be received by the Company at its principal executive offices, 500 North Broadway, Jericho, New York 11753, Attention: Secretary, by June 30, 1996. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company.

ADDITIONAL INFORMATION

   The cost of solicitation of Proxies, including the cost of reimbursing banks and brokers for forwarding proxy soliciting material to their principals, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interviews.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   During the fiscal year ended June 30, 1995, Mr. Indelicato inadvertently failed to file on a timely basis a Form 5 to reflect the making of a gift, by his wife, of shares of Common Stock to a grandchild. In addition, each of Messrs. Epstein, Frank and Michaelson inadvertently failed to file on a timely basis a Form 5 to reflect the receipt of a stock option grant following stockholder approval thereof.

OTHER MATTERS

   The Board of Directors does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                    By Order of the Board of Directors,

                                                Lloyd Frank,
                                                  Secretary

Dated:  October 27, 1995






















                                METRO-TEL CORP.

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS-NOVEMBER 28, 1995

          This proxy is solicited on behalf of the Board of Directors


The undersigned hereby appoints Venerando J. Indelicato and Lloyd Frank, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Stockholders of Metro-Tel Corp. to be held on November 28, 1995 (including adjournments and postponements), according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present, upon the matter specified below, as more fully described in the accompanying Notice of such meeting and Proxy Statement, receipt of which is hereby acknowledged, and with discretionary power upon such other business as may come before the meeting, hereby revoking any proxies heretofore given.

Election of Directors:

      __    FOR all nominees listed below       __    WITHOUT AUTHORITY
            (except as marked to the                  to vote for all nominees
            contrary below).                          listed below.

MICHAEL EPSTEIN, LLOYD FRANK, VENERANDO J. INDELICATO AND MICHAEL MICHAELSON.

(INSTRUCTION:    To withhold authority to vote for any individual nominee, mark the "FOR" box above AND write the nominee's name in the space provided below).





EACH   PROPERLY   EXECUTED  PROXY   WILL  BE  VOTED  IN  ACCORDANCE   WITH  THE
SPECIFICATIONS  MADE  ABOVE.   IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRE-
SENTED BY THIS PROXY WILL BE VOTED "FOR" ALL LISTED NOMINEES.

                  (TO BE DATED AND SIGNED ON THE REVERSE SIDE)
























                                    Please  sign  your name or names exactly as
                                    set forth hereon. When stock is in the name
                                    of  more  than one person, each such person
                                    should  sign  the  proxy.   When signing as
                                    attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.



                                    Dated: ______________________________, 1995



                                    Signature: ________________________________


                                    Signature: ________________________________


STOCKHOLDERS WHO DESIRE TO HAVE STOCK VOTED AT THE MEETING ARE REQUESTED TO FILL IN, DATE, SIGN AND RETURN THIS PROXY TO THE COMPANY. NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.




























